October 30, 2008 Third Quarter Results and 2008 Financial Outlook Exhibit 99.2

Agenda Business Environment Bob Rossiter, Chairman, CEO and President Third Quarter Results and 2008 Financial Outlook Matt Simoncini, SVP and CFO Summary and Outlook Bob Rossiter, Chairman, CEO and President Q and A Session

Business Environment

State of the Business* Widening international credit crisis and unfavorable economic conditions are adversely impacting global automotive demand We are taking necessary actions to withstand the current industry downturn and maintain our focus on strategic priorities We expect to generate positive free cash flow this year We have initiated a $150 million operating improvement plan to strengthen our results over the next twelve months We have faced significant challenges in the past, and each time, we have emerged as an even stronger competitor Aggressively Responding To Downturn Conditions Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Near-Term Operating Priorities* Execute operating improvement plan and achieve savings as soon as possible Plan consists of incremental actions globally, ranging from significant near-term cost reductions, as well as the deferral of certain program and restructuring spending Implement restructuring actions with the greatest near-term pay- back and invest in growth initiatives on a very focused basis Adapt cost structure and investments to lower industry production levels and revised operating plans of major customers Maintain focus on quality and customer satisfaction Operating Improvement Plan Designed To Improve Near-Term Results And Maintain Financial Flexibility * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Long-Term Outlook* Long-Term Industry Outlook Global growth in automotive demand and further consolidation of supply base Critical success factors: global capabilities, a low-cost footprint and superior quality Leading technologies and innovation are key differentiating factors Lear well positioned to be successful when business conditions improve * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Seating Global capability and scale Increasing sales diversification Restructuring strengthening long-term competitiveness Increasing low-cost footprint - manufacturing and engineering Selective vertical integration in key components Among leaders in technology and innovation Recognized industry leader in quality Electrical and Electronics Significant growth opportunity Consolidating segments Global presence and capability Evolving low-cost footprint Investing in key technologies (e.g., high-power electrical systems and components; Solid State Smart Junction BoxesTM and wireless portfolio)

Global Electrical and Electronics Business Update and Operating Priorities* Established stand-alone global Electrical and Electronics strategy and organization: Improves strategic focus Provides greater accountability Best leverages global resources Increases awareness of our capabilities Four initial operational priorities identified: Deliver profitable sales growth and diversification Achieve world-class cost competitiveness Focus product portfolio around key technologies Establish a strong global team * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Global Electrical and Electronics Progress on Operating Priorities* Improved Cost Competitiveness - optimizing and leveraging global resources Consolidation of global work force Aggressive restructuring actions in North America and Europe Continued optimization of low-cost footprint Launched new electronics plants in Apodaca, Mexico and Shanghai, China Expanded low-cost engineering centers in China, India and the Philippines Focused Product Portfolio - targeting key technologies for investment Introduced new product strategy to drive discipline and prioritization Providing customers uncompromised value in targeted product segments Opened high-power center of excellence in Southfield, Michigan 3 significant battery charger programs in development with major OEMs New awards in high-power wire harnesses and connection systems Established Strong Global Team - recruited top talent Truly global organization with top talent now in place * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Global Electrical and Electronics Sales Growth and Diversification* Established marketing strategy and brand identity -- Powering Ideas That DeliverTM Awarded global programs ^$400 million in net new business signed since January, including new battery charger programs and new high-power electrical systems Increased sales diversification by customer, region and segment 2008 Outlook 2012 Target 3 5.3 East West North (in billions) Global Electrical and Electronics Sales Update on New Business * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Third-Quarter Results and 2008 Financial Outlook

Third-Quarter 2008 Financial Summary* Major Factors Impacting Third-Quarter 2008 Results Sharply lower production in North America and Europe Continued benefits of restructuring actions and other cost reduction actions Third-Quarter 2008 Results Net sales of $3.1 billion Core operating earnings of $46 million** Free cash flow of $(17) million** Full-Year 2008 Outlook Industry production of 12.9 million units in North America and 19.7 million units in Europe Net sales are forecasted at about $14 billion Core operating earnings are estimated to be in the range of $440 to $480 million ** Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Third-Quarter 2008 Industry Environment

Third-Quarter 2008 Reported Financials * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Third-Quarter 2008 Restructuring Impact* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. Third Quarter Income Before Interest, Other Expense and Income Taxes

Third-Quarter 2008 Net Sales Changes and Margin Impact

Third-Quarter 2008 Seating Performance* Explanation of Year-to-Year Change Q3 * Please see slide titled "Non-GAAP Financial Information" at the end of this presentation for further information. Third Quarter (in mils) Sales Earnings** Adj. Earnings** $2,881.4 $2,478.1 $ 181.2 $ 40.9 $ 200.7 $ 75.6 ** Reported segment earnings represents income before interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs. Adjusted Seating Segment Margins Sales Factors Lower industry production and unfavorable platform mix in North America and Europe Favorable foreign exchange Margin Performance Lower industry production in North America and Europe Net selling price reductions Increased commodity costs Favorable cost performance Restructuring savings Lower compensation expense Nine Months $9,140.1 $8,655.4 $ 617.1 $ 354.2 $ 643.6 $ 445.7 Q3 2007 Q3 2008 0.07 0.031 East West North 2007 2008 0.07 0.051 East West North

Explanation of Year-to-Year Change Q3 * Please see slide titled "Non-GAAP Financial Information" at the end of this presentation for further information. Third Quarter (in mils) Sales Earnings** Adj. Earnings** $ 693.2 $ 655.4 $ 4.0 $ 4.9 $ 13.8 $ 11.9 ** Reported segment earnings represents income before interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs. Sales Factors Lower industry production in North America and Europe Favorable foreign exchange Addition of new business Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable operating performance Lower compensation expense Nine Months Third-Quarter 2008 Electrical and Electronic Performance* Adjusted Electrical and Electronic Segment Margins $2,307.0 $2,314.7 $ 45.0 $ 71.4 $ 89.9 $ 97.3 Q3 2007 Q3 2008 0.02 0.018 East West North 2007 2008 0.039 0.042 East West North

Third-Quarter 2008 Free Cash Flow* * Free cash flow represents net cash provided by operating activities ($40.9 million for the three months ended 9/27/08) before net change in sold accounts receivable (($19.3) million for the three months ended 9/27/08) (Cash from Operations), less capital expenditures. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. (in millions)

2008 Outlook Fourth-Quarter and Full-Year Production Assumptions* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2008 Outlook Full-Year Financial Forecast* ** Subject to actual mix of earnings by country. * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Strong Liquidity Position* We expect to generate positive free cash flow for the year We have no significant near-term debt maturities On October 15, we borrowed $400 million under our revolving credit facility No near-term funding needs; invested in safe, short-term investments Protection against possible short-term disruptions in the credit markets Combined with cash and cash equivalents, sufficient to meet expected liquidity needs Lear Has A Strong Liquidity Position And Will Be Proactive In Maintaining Financial Flexibility Cash and cash equivalents on 9/27/08 $ 523 million Revolving credit facility $ 1.3 billion Primary Liquidity Sources * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Update on Operating Improvement Plan* Operating improvement plan comprised of incremental actions on global basis Target to improve operating results by $150 million over the next twelve months from present run rate Major areas of improvement are: Sales/commercial items Material cost reductions Plant/manufacturing costs Administrative, engineering and overhead costs Restructuring actions Some actions already implemented; bulk of improvement expected in the first half of 2009 Comprehensive Global Initiative Intended To Improve Near-Term Operating Results and Maintain Financial Flexibility * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

* Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Global census reductions Compensation and benefit reductions and deferrals Salaried compensation concessions Extended holiday shutdowns Discretionary benefit reductions and deferrals Reduction in non-program related spending and new market infrastructure costs Balanced customer pricing, reflecting lower production environment Plant, facility and other overhead cost reductions Reduced capacity expansion in emerging markets Extended holiday shutdowns Further consolidation of administrative offices Commercial and Cost Structure Actions (about two-thirds of the total) Restructuring Actions (about one-third of the total) Re-timing of restructuring actions to achieve the greatest near-term economic benefit: Reprioritization of all potential actions based on present business conditions Pull-ahead of census actions with shorter payback Deferral of certain other actions with longer payback Examples of Incremental Operating Improvements*

Credit Facility Covenant Compliance* * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. Lear's major credit facility covenants are leverage and interest coverage ratios, determined by our trailing twelve months' operating results (including restructuring) Historically, we have targeted a 30% or more covenant cushion relative to our long range plan Given the rapid decline in production in mature markets and increased restructuring requirements as our major customers reduce capacity, our projected covenant cushion has been reduced In response, the Company has initiated an operating improvement plan designed to improve near-term profitability and increase financial flexibility Covenant compliance is not a near-term concern, but we will continue to monitor market conditions and production levels closely and respond proactively

Summary and Outlook

Summary and Outlook* Business conditions have become more challenging globally We are aggressively implementing actions to improve near-term operating results: $150 million operating improvement plan Global restructuring initiative At the same time, we are maintaining our focus on strategic priorities: Continued sales diversification Further low-cost footprint expansion Selective vertical integration in Seating Improvement plan for Electrical and Electronics We expect to generate positive free cash flow for 2008 We intend to be proactive in responding to changing business conditions and maintaining financial flexibility Longer-term financial outlook continues to be positive Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "income before interest, other expense and income taxes," "income before interest, other expense, income taxes, restructuring costs and other special items" (core operating earnings), "pretax income before restructuring costs and other special items" and "free cash flow" (each, a non-GAAP financial measure). Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income before interest, other expense and income taxes, core operating earnings and pretax income before restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Income before interest, other expense and income taxes, core operating earnings, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant. Non-GAAP Financial Information

Non-GAAP Financial Information Core Operating Earnings

Non-GAAP Financial Information Segment Earnings

Non-GAAP Financial Information Adjusted Segment Earnings

Non-GAAP Financial Information Cash from Operations and Free Cash Flow

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company's customers or suppliers, changes in actual industry vehicle production levels from the Company's current estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, including further declines in sales of full-size pickup trucks and large sport utility vehicles, disruptions in the relationships with the Company's suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer- mandated selling price reductions, the outcome of customer negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers, the Company's ability to access capital markets on commercially reasonable terms and other risks described from time to time in the Company's Securities and Exchange Commission filings. In particular, the Company's financial outlook for 2008 is based on several factors, including the Company's current industry vehicle production and commodity pricing assumptions. The Company's actual financial results could differ materially as a result of significant changes in these factors. The operating improvement plan described in this presentation does not represent a forecast of future operating results. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating improvement plan. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.